                                                                     EXHIBIT 4.1

     [GRAPHIC OF NATIONWIDE FINANCIAL SERVICES, INC. CERTIFICATE OF STOCK]




                            Temporary Certificate -
              Exchangeable for Definitive Engraved Certificate -
                            When Ready for Delivery



       SPECIMEN                  [LOGO]                          SPECIMEN

        CLASS A                                                   CLASS A
     COMMON STOCK    NATIONWIDE FINANCIAL SERVICES, INC.       COMMON STOCK

        NUMBER                                                    SHARES



        NBN CO                                                     NBN CO

  INCORPORATED UNDER THE LAWS                          CUSIP 638612 10 1
   OF THE STATE OF DELAWARE                  SEE REVERSE FOR CERTAIN DEFINITIONS

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      This Certifies that







      is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VLAUE
                                 $0.01 PER SHARE, OF

                      NATIONWIDE FINANCIAL SERVICES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




                      NATIONWIDE FINANCIAL SERVICES, INC.

                                   CORPORATE
                                     SEAL
                                     1996

                                   DELAWARE


Dated:
/s/ Dimon Richard McFerson                               /s/ Gordon E. McCutchan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                              SECRETARY





COUNTERSIGNED AND REGISTERED:

   FIRST CHICAGO TRUST COMPANY OF NEW YORK
            (New York, New York)         TRANSFER AGENT
                                         AND REGISTRAR,


BY:


                                   AUTHORIZED SIGNATURE

                         [REVERSE SIDE OF CERTIFICATE]


                      NATIONWIDE FINANCIAL SERVICES, INC.
        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COM- as tenants in common           UNIF TRANS MIN ACT-___________________Custodian_____________________
             TEN ENT- as tenants by the entireties                          (Cust)                        (Minor)
              JT TEN- as joint tenants with                                 under Uniform Transfers to Minors
                      right of survivorship and
                      not as tenants in common                              Act__________________________________________
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, _____________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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__________________________________________________________________________Shares

of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________Attorney, to transfer the said shares of stock on the books of the within named Corporation with full power of substitution in the premises.


Dated, ___________

                   X___________________________________________________________

                   X__________________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


        SIGNATURE(S) GUARANTEED:_______________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.